FORM 8-A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

PETRO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	86-0879278
(State of incorporation or organization)	(IRS Employer identification No.)

5100 Westheimer, Suite 200, Houston, Texas 77056
(Address of principal executive offices)

Securities to be registered under Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
$0.01 par value common stock	American Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates: 333-132596

Securities to be registered under Section 12(g) of the Act:

Title of each class
to be so registered

None

Item 1. Description of Registrant’s Securities to be Registered.

Incorporated by reference from the section “Description of Securities” included in Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 14, 2006 (SEC File No. 333-132596).

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PETRO RESOURCES CORPORATION

Date: August 24, 2006	/s/ Wayne P. Hall
Wayne P. Hall,
Chief Executive Officer